UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
 FORM 8-K
 ______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2021
 ______________________________
LIFEVANTAGE CORPORATION
(Exact name of registrant as specified in its charter)
______________________________

Delaware	001-35647	90-0224471
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
3300 Triumph Blvd., Suite 700
Lehi, Utah 84043
(Address of principal executive offices, including zip code)
(801) 432-9000
(Registrant's telephone number)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.0001	LFVN	The Nasdaq Stock Market LLC
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
LifeVantage Corporation (the “Company”) held its fiscal 2022 annual meeting of stockholders on November 11, 2021 (the “Annual Meeting”). Of the 13,235,944 shares of the Company’s common stock outstanding as of the record date, 8,511,013 shares, or 64.3% were represented at the Annual Meeting either in person or by proxy. The following proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting:
1.    To elect the following six director nominees to the Company’s board of directors to hold office until the Company’s fiscal 2023 annual meeting of stockholders or until their respective successors are elected and qualified:

Mr. Michael A. Beindorff	Mr. Raymond B. Greer
Ms. Erin Brockovich	Mr. Darwin K. Lewis
Mr. Steven R. Fife	Mr. Garry Mauro
2.    To approve, on an advisory basis, a resolution approving the compensation of the Company’s named executive officers; and
3. To ratify the selection of WSRP, LLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2022.
The proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on September 30, 2021.
The final voting results of each proposal were as follows:
Proposal 1 – Election of Directors: The Company’s stockholders elected each of the six director nominees listed above to the Company’s board of directors to serve until the Company’s fiscal 2022 annual meeting of stockholders or until their respective successors are elected and qualified. Votes cast were as follows:

	For	Against	Abstain	Broker Non-Votes
Mr. Michael A. Beindorff	4,634,266	137,543	10,783	3,728,421
Ms. Erin Brockovich	4,566,890	205,782	9,920	3,728,421
Mr. Steven R. Fife	4,626,320	149,380	6,892	3,728,421
Mr. Raymond B. Greer	4,545,562	218,639	18,391	3,728,421
Mr. Darwin K. Lewis	4,606,351	166,882	9,359	3,728,421
Mr. Garry Mauro	4,595,675	178,233	8,684	3,728,421
Proposal 2 – Approval of Compensation of the Company’s Named Executive Officers. The Company’s stockholders approved, on an advisory and non-binding basis, the compensation of the Company’s named executive officers. Votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
4,367,044	348,791	66,757	3,728,421
Proposal 3 – Ratification of Selection of Independent Registered Public Accounting Firm: The Company’s stockholders ratified the selection of WSRP, LLC as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022. Votes cast were as follows:

For	Against	Abstain
8,194,485	231,175	85,353

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 15, 2021	LIFEVANTAGE CORPORATION By: /s/ Steven R. Fife Name: Steven R. Fife Title: President and Chief Executive Officer